SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       March 7, 2000
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                                 FOOTSTAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-11681              22-3439443
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
  of Incorporation)                   File Number)         Identification No.)




933 MacArthur Boulevard, Mahwah, New Jersey                    07430
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code         (201) 934-2000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.


         On March 7, 2000, Footstar, Inc. ("Footstar" or the "Company") completed its acquisition of certain assets of Just For Feet, Inc., the athletic footwear and apparel retailer, including the Just For Feet name, 79 Just For Feet superstores, 23 specialty retail stores, the Internet business and the corporate headquarters building located in Birmingham, Alabama. The consideration for the sale was $66.8 million, subject to further post-closing adjustments.


         The transaction was financed through bank borrowings. The Company has entered into a commitment letter for a new three-year $350 million credit facility with Fleet National Bank to replace the Company's existing $300 million facility that expires in September 2000.


         Footstar plans to operate the Just For Feet superstores as a component of the Company's athletic segment and to maintain the Just For Feet brand name.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.


                  The financial statements required by this item will be filed by amendment on or before May 22, 2000.


         (b)      Pro Forma Financial Information.


                  The pro forma financial information required by this item will be filed by amendment on or before May 22, 2000.


         (c)      Exhibits.


         Exhibit 10.10 Asset Purchase Agreement by and among Footstar, Inc. and Just For Feet, Inc., Just For Feet of Nevada, Inc., Sneaker Stadium Inc., Just For Feet of Texas, Inc., Just For Feet Specialty Stores, Inc., SNKR Holding Corp. and Athletic Attic Marketing, Inc., dated as of February 16, 2000.

         Exhibit 99.1       Press Release dated March 7, 2000
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FOOTSTAR, INC.


                                               CARLOS E. ALBERINI
Dated:   March 22, 2000                 By:  _______________________________
                                       Name:   Carlos E. Alberini
                                      Title:   Senior Vice President and Chief
                                               Financial Officer



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                                  EXHIBIT INDEX

         Exhibit 10.10 Asset Purchase Agreement by and among Footstar, Inc. and Just For Feet, Inc., Just For Feet of Nevada, Inc., Sneaker Stadium Inc., Just For Feet of Texas, Inc., Just For Feet Specialty Stores, Inc., SNKR Holding Corp. and Athletic Attic Marketing, Inc., dated as of February 16, 2000.

         Exhibit 99.1       Press Release dated March 7, 2000